EXHIBIT 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q (the “Report”) of Entegris, Inc, a Delaware corporation (the “Company”), for the period ended July 1, 2023 as filed with the Securities and Exchange Commission on the date hereof, Bertrand Loy, President and Chief Executive Officer of the Company, and Linda LaGorga, Chief Financial Officer of the Company, each hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 3, 2023	/s/ Bertrand Loy
Bertrand Loy
Chief Executive Officer

/s/ Linda LaGorga
Linda LaGorga
Chief Financial Officer